SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche U.S. Bond Index Fund
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Deutsche U.S. Bond Index Fund
Effective October 1, 2017, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.09% of the fund’s average daily net assets.
The following waivers are in effect:
Effective October 1, 2017, the Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.41%, 0.41%, 0.16%, 0.16% and 0.26% for Class A, Class T, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Effective October 1, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche U.S. Bond Index Fund	0.09%
Please Retain This Supplement for Future Reference
September 26, 2017
SAISTKR-382